UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2011

UNIVERSAL DETECTION TECHNOLOGY
(Exact name of Registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-09327 (Commission File Number)	95-2746949 (IRS Employer Identification Number)

340 N. Camden Drive, Suite 302
Beverly Hills, California 90210
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On June 2, 2011, Universal Detection Technology (the "Registrant") entered into several Note Conversion Agreements, whereby principal and interest outstanding under certain promissory notes issued by the Registrant will be converted into unregistered shares of the Registrant's common stock (the "Common Stock").  The issuances aggregate in excess of 5% the Registrant's current issued and outstanding shares of Common Stock as of the date of the filing of the Registrant's most recent Quarterly Report on Form 10-Q.

The Registrant has agreed to issue the following unregistered shares of Common Stock in connection with the conversion of principal and interest under outstanding promissory notes of the Registrant:

The Registrant will issue 85,000,000 shares of Common Stock upon the conversion of $7,650 of principal and interest; and 115,584,555 shares of Common Stock upon the conversion of $10,402.61 of principal and interest. The issuances are to be made to one holder of two separate promissory notes. The aggregate issuance represents 4.84% of the Registrant's issued and outstanding shares of Common Stock on June 2, 2011. The price per share of the conversion was $0.00009.

The Registrant will issue 144,642,857 shares of Common Stock upon the conversion of $10,125 of principal and interest outstanding under one promissory note. The issuance represents 3.49% of the Registrant's issued and outstanding shares on June 2, 2011. The price per share of the conversion was $0.00007.

The Registrant will issue 183,750,000 shares of Common Stock upon the conversion of $14,700 of principal and interest outstanding under one promissory note. The issuance represents 4.44% of the Registrant's issued and outstanding shares of Common Stock on June 2, 2011. The price per share of the conversion was $0.00008.

In the aggregate, the above issuances represent 12.77% of the Registrant's issued and outstanding shares of Common Stock on June 2, 2011.

Upon issuance, the foregoing securities will not be registered under the Securities Act of 1933, as amended. The Registrant did not employ any form of general solicitation or advertising in connection with the offer and sale of the securities described above. In addition, the Registrant believes that the purchasers of the securities are "accredited investors" for the purpose of Rule 501 of the Securities Act. For these reasons, among others, the offer and sale of the securities was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act or Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

The form of Conversion Agreement entered into by the Registrant and the holders of the promissory notes converted, is attached to this Current Report as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

Exhibit List

10.1	Form of Note Conversion Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DETECTION TECHNOLOGY

By:	/s/ Jacques Tizabi
Jacques Tizabi
Chief Executive Officer
Dated: June 6, 2011